UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2005

Affordable Residential Communities Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street, Suite 900, Denver, Colorado, 80203

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code:   303-383-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On March 21, 2005, Affordable Residential Communities Inc. (the “Company”) posted on the Company’s website a supplemental presentation concerning the Company’s results of operations for the fourth quarter of 2004. The supplemental presentation is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description
Exhibit 99.1	Supplemental presentation posted by ARC on its website on March 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                    March 23, 2005

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

By:	/s/ Lawrence E. Kreider

Lawrence E. Kreider
Executive Vice President, Chief Financial Officer and Chief Information Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Supplemental presentation posted by ARC on its website on March 21, 2005.